Exhibit 99.1

INVESTOR PRESENTATION June 2019 TICKER: BFC (NASDAQ)

Safe Harbor Statement FORWARD LOOKING STATEMENTS This presentation may contain “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 . These forward - looking statements reflect the Company’s current views with respect to, among other things, future events and its financial performance . These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward - looking nature . These forward - looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control . Accordingly, the Company cautions you that any such forward - looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict . Although the Company believes that the expectations reflected in these forward - looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward - looking statements . There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward - looking statements, including, but not limited to, the following : natural disasters and adverse weather, acts of terrorism, an outbreak of hostilities or other international or domestic calamities, and other matters beyond our control ; the geographic concentration of our markets in east - central Wisconsin ; our ability to prudently manage our growth and execute our strategy ; risks associated with our acquisition and de novo branching strategy ; changes in management personnel ; the amount of nonperforming and classified assets that we hold ; time and effort necessary to resolve nonperforming assets ; deterioration of our asset quality ; interest rate risk associated with our business ; business and economic conditions generally and in the financial services industry, nationally and within our primary markets ; the composition of our loan portfolio, including the identity of our borrowers and the concentration of loans in specialized industries ; changes in the value of collateral securing our loans ; our ability to maintain important deposit customer relationships and our reputation ; our ability to maintain effective internal control over financial reporting ; operational risks associated with our business ; increased competition in the financial services industry, particularly from regional and national institutions ; volatility and direction of market interest rates ; liquidity risks associated with our business ; systems failures or interruptions involving our information technology and telecommunications systems or third - party servicers ; interruptions or breaches in the Company’s information system security ; the results of regulatory examinations, investigations or reviews or the ability to obtain required regulatory approvals ; the failure of certain third party vendors to perform ; environmental liability associated with our lending activities ; the institution and outcome of litigation and other legal proceedings against us or to which we may become subject ; changes in the laws, rules, regulations, interpretations or policies relating to financial institution, accounting, tax, trade, monetary and fiscal matters ; and further government intervention in the U . S . financial system . The foregoing factors should not be construed as exhaustive and should be read together with the other cautionary statements included under “Cautionary Note Regarding Forward - Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10 - K filed with the SEC on March 26 , 2019 and any updates to those risk factors set forth in the Company’s subsequent Quarterly Reports on Form 10 - Q or Current Reports on Form 8 - K . If one or more events related to these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may differ materially from what we anticipate . Accordingly, you should not place undue reliance on any such forward - looking statements . Any forward - looking statement speaks only as of the date on which it is made, and the Company does not undertake any obligation to publicly update or review any forward - looking statement, whether as a result of new information, future developments or otherwise . New factors emerge from time to time, and it is not possible for the Company to predict which will arise . In addition, the Company cannot assess the impact of each factor on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward - looking statements . All forward - looking statements, expressed or implied, included in this communication are expressly qualified in their entirety by this cautionary statement . This cautionary statement should also be considered in connection with any subsequent written or oral forward - looking statements that the Company or persons acting on the Company’s behalf may issue . Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results . 1

BFC at - a - glance • Core franchise located in east - central Wisconsin - founded in 1894. • History of strong organic growth supplemented by the acquisition of Waupaca Bancorporation, Inc. (“Waupaca”) in October 2017 ($420MM in assets) and the pending acquisition of Partnership Community Bancshares, Inc. (“Partnership”) in July 2019 (est. $325MM in assets). • Efficient network of 19 branch offices located in the counties of Sheboygan (3), Manitowoc (6), Brown (2), Winnebago, Outagamie(2), Waupaca (4) and Barron. • 4 branch offices to be added in July 2019 in the counties of Ozaukee (2), Monroe and Jefferson. • Assets of $1.8B, expanding to $2.1B with the acquisition of Partnership. • Diverse loan portfolio with no identified concentrations and strong organic asset quality. • Low cost deposit base with ~ 30% non - interest bearing deposits. • Investments in strategic fin - tech and insurance affiliates. • Talented and diverse senior management group. • Significant recent investments in organizational infrastructure positioning the institution for the next stage of growth. Our Promise: We are a relationship - based community bank focused on providing innovative products and services that are value - driven 2 Bank First locations Partnership Bank locations 2

PROMISE, CULTURE, VISION OUR PROMISE : We are a relationship - based community bank focused on providing innovative products and services that are value driven . OUR CULTURE : Bank First’s culture celebrates diversity, creativity, and responsiveness, with the highest ethical standards . Employees are encouraged to develop their careers . They are empowered with the tools to be successful and are held accountable for the results they deliver . We maintain a strong credit culture as a foundation of sound asset quality . We embrace innovation and provide the solutions our customers need and expect . OUR VISION : Bank First will remain an independent community bank . We will sustain our independence by remaining the top - performing provider of financial services in Wisconsin . Bank First will create value for the communities and customers we serve, resulting in exceptional return for our shareholders . We will grow relationship deposits and lend those funds to invest in and support the communities we serve, yielding superior growth in earnings per share . 3

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History of Robust, Balanced Loan and Deposit Growth PORTFOLIO LOANS $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 2011 2012 2013 2014 2015 2016 2017 2018 2019 (Q1) Legacy offices Waupaca offices DEPOSITS $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 2011 2012 2013 2014 2015 2016 2017 2018 2019 (Q1) Legacy offices Waupaca offices 5

History of Solid, Consistent Earnings Per Share Growth EARNINGS PER SHARE (“EPS”) ($1.00) $0.00 $1.00 $2.00 $3.00 $4.00 Impact of Acquisition Costs Impact of Purchase Accounting Core EPS CORE EPS PERCENTAGE GROWTH (REMOVING ACQUISITION COSTS AND PURCHASE ACCOUNTING) 0% 5% 10% 15% 20% 25% * Annualized based off of first quarter results 6

History of Strong Asset Quality CLASSIFIED ASSETS TO RISK BASED CAPITAL 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% 2011 2012 2013 2014 2015 2016 2017 2018 2019 (Q1) Legacy Assets Purchased Assets NET LOAN CHARGE - OFFS TO TOTAL LOANS * Annualized based off of first quarter results -0.10% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 7

Other Historical Financial Metrics 0.50% 0.70% 0.90% 1.10% 1.30% 1.50% 1.70% 2011 2012 2013 2014 2015 2016 2017 2018 2019* Return on Assets 5.00% 7.00% 9.00% 11.00% 13.00% 15.00% 17.00% 2011 2012 2013 2014 2015 2016 2017 2018 2019* Return on Equity 45.00% 50.00% 55.00% 60.00% 65.00% 2011 2012 2013 2014 2015 2016 2017 2018 2019* Efficiency Ratio 15.00% 20.00% 25.00% 30.00% 35.00% 2011 2012 2013 2014 2015 2016 2017 2018 2019 (Q1) Noninterest - bearing Deposits to Total Deposits * Annualized based off of first quarter results 8

Loan and Deposit Portfolio Composition Loan Portfolio at March 31, 2019 C&I (20.5%) CRE - Owner Occ (28.8%) CRE - Investment (18.0%) 1-4 Family (25.7%) Other (7.0%) 9 Deposit Portfolio at March 31, 2019 Noninterest-bearing DDA (28.5%) Interest-bearing DDA (5.1%) Savings Accounts (14.3%) Money Market Accounts (26.2%) Certificates of Deposit (25.9%)

Stock Performance (Total Return) 0 100 200 300 400 500 600 1/1/2011 1/1/2012 1/1/2013 1/1/2014 1/1/2015 1/1/2016 1/1/2017 1/1/2018 1/1/2019 Value of $100 invested on January 1, 2011 BFC Russell 2000 SNL US Bank Index $495.19 $220.63 $213.94 Value at March 31, 2019 10

Efficient Network of Offices Region Counties Branches Loans (3/31/2019) % of Total Loans Deposits (3/31/2019) % of Total Deposits Greater of Loans or Deposits per Office Greater of Loans or Deposits per FTE Central Manitowoc 6 $259,483,216 18.1% $584,166,561 37.1% $97,361,094 $11,309,553 Southern Sheboygan 3 $519,741,596 36.3% $412,875,216 26.2% $173,247,199 $16,560,367 Fox Valley Brown, Winnebago, Outagamie 5 $420,221,879 29.3% $307,557,835 19.6% $84,044,376 $12,477,638 Western Waupaca, Barron 5 $232,671,309 16.3% $269,077,388 17.1% $53,815,478 $7,022,097 Estimated as of July 2019: Partnership Ozaukee, Monroe, Jefferson 4 $285,000,000 $275,000,000 $71,250,000 $8,028,169 11

Acquisition of Waupaca Bancorporation, Inc. (October 2017) • Waupaca Bancorporation, Inc. was the holding company for First National Bank, headquartered in Waupaca, Wisconsin and founded in 1885. • Deal consideration was $78.1 million, consisting of cash of $53.4 million and 653,523 shares of BFC common stock valued at $24.7 million on the date of close (approximately 1.08x tangible book value). • Acquired assets totaled $418.2 million, acquired loans totaled $339.3 million and acquired deposits totaled $345.6 million. • Six of nine First National Bank branches were opened as Bank First branches on October 30, 2017. 12 Acquired Branches Legacy Branches • Tangible book value earn - back was slightly over three months • Acquired operations were immediately accretive to earnings per share • Goodwill totaled $7.0 million • BFC became the dominant bank in Waupaca County, with a 27.1% share of total deposits as of June 30, 2018 • Significant asset quality issues existed in the acquired loan portfolio, as noted on slide 6. Acquired classified assets to risk - based capital was 30.5%, 22.5% and 21.3% as of December 31, 2017, December 31, 2018 and March 31, 2019, respectively

Pending Acquisition of Partnership Community Bancshares, Inc. (July 2019) • Partnership Community Bancshares, Inc. is the holding company for Partnership Bank, headquartered in Cedarburg, Wisconsin. • Deal consideration was originally structured at $41.0 million, consisting of cash of $14.4 million and 537,298 shares of BFC common stock valued at $26.6 million (approximately 2.00x tangible book value) . Final total consideration will depend on the per share fair value of BFC. • Acquired assets are projected at $320.0 million, acquired loans are projected at $285.0 million and acquired deposits are projected at $275.0 million. 13 Acquired Branches Legacy Branches • Tangible book value earn - back as modeled is approximately three years • Acquired operations are modeled to be 9.1% - 10.1% accretive to earnings per share over the first four years • This acquisition provides a base of operations in Ozaukee County, just north of Milwaukee, where Bank First already had a significant level of customer relationships. Additional offices will be added in Monroe and Jefferson County. • Partnership Bank exhibits strong asset quality, efficient operations and a relationship - based banking philosophy, making it a solid cultural fit with Bank First.

Investments in Strategic Affiliates – UFS LLC $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 2011 2012 2013 2014 2015 2016 2017 2018 Bank First Revenue from UFS (pretax, in thousands) • UFS is a fin - tech technology provider, offering technology, compliance and security solutions purpose built for community banks to over 50 customers with combined assets over $18 billion, including over 30% of Wisconsin based banks. • Owned by a combination of 20 community banks, with Bank First’s 49.8% ownership representing the largest ownership stake. • Loyal customer base as reflected in a 2018 customer survey resulting in 90% of customers stating they were extremely or very satisfied, and the remaining 10% stating they were satisfied. • Investment in UFS is carried on Bank First’s books at $10 million (under the equity method of accounting for subsidiaries), recent market transactions indicate an underlying fair value approximating $25 million • 96% of the revenues of UFS are recurring, indicating a very stable base to the growing revenue trends noted above • UFS experienced 95% revenue growth and 94% pretax income growth from 2011 through 2018 • UFS carries a debt to equity ratio of 9%, evidencing the ability to fund significant historic growth through operating cash flow with little reliance on debt leverage 14

Investments in Strategic Affiliates – Ansay & Associates, LLC $0 $500 $1,000 $1,500 $2,000 $2,500 2011 2012 2013 2014 2015 2016 2017 2018 Bank First Revenue from Ansay (pretax, in thousands) • Ansay is an independent insurance agency, formed in 1946, which provides property and casualty insurance and employee benefit solutions to businesses, governmental entities, non - profits and individuals. • Bank First‘s 30% stake in Ansay is a result of a merger of its insurance agency subsidiary into Ansay during 2009. • Highly diverse customer base represented by 5,000 business, governmental entities and non - profit organizations. 15 • Investment in Ansay is carried on Bank First’s books at $16 million (under the equity method of accounting for subsidiaries), recent independent valuations indicate an underlying fair value of more than $30 million • 2 nd largest independent property and casualty insurance agency in Wisconsin, and the 63 rd largest nationwide, as reported by the Insurance Journal in 2018 • Ansay experienced 115% revenue growth and 108% pretax income growth from 2011 through 2018 • Ansay has successfully completed 16 agency acquisitions over the past ten years

Senior management team 16

Strategic highlights ▪ Strategic plan based around the CAMELS framework ▪ Continue to efficiently hold capital needed to fund strategic initiatives while avoiding excess capital to provide a consistent strong return for our shareholders ▪ Ensure the Bank’s historically strong credit culture is maintained, while infusing this credit culture into any acquired institutions ▪ Continue to build bench strength in the next generation of leadership through proactive success plans for employees, ensuring a proper succession of Bank First management into the future ▪ Maintain strong earnings through growing deeper and wider relationships with existing customers, exploring and executing on merger and acquisition opportunities and retaining and attracting top banking talent (“franchise bankers”) ▪ Fund our asset growth through consistent deposit growth, while maintaining stable core deposits with an emphasis on demand deposits ▪ Ensure that we maintain a “rate neutral” approach to our assets and liabilities to ensure that our profitability does not depend on rate movement directionality 17

Measures of success ▪ Indications that we have correctly implemented our strategic initiatives will include: ▪ Average annual earnings per share growth of 10% ▪ Average annual return on average assets in excess of 1.5% ▪ Assets per full - time equivalent employee in excess of $8 million ▪ Total risk based capital between 11% and 12% ▪ Classified assets to total risk based capital below 30% ▪ Strong regulatory relationships which avoid restrictions from being acquisitive 18